UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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BroadSoft, Inc.

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Cisco Systems, Inc.

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Subject Company: BroadSoft, Inc.

Commission File No.: 001-34777

The following is a slide presentation made available in connection with a conference call with investors held by Cisco Systems, Inc. and BroadSoft, Inc. on October 23, 2017.

October 23, 2017 Cisco Announces Agreement to Acquire BroadSoft, Inc.

This presentation may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the combination of the companies’ products and technologies to capture market opportunity in collaboration, the expected benefits to Cisco, BroadSoft and their respective customers from completing the acquisition, including the acceleration of the pace of innovation across Cisco’s collaboration portfolio, the delivery of next generation collaboration capabilities for customers, and the acceleration of the growth of Cisco’s cloud collaboration portfolio as a result of the acquisition, and the expected completion of the acquisition. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, obtaining BroadSoft’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the potential impact on the business of BroadSoft due to the uncertainty about the acquisition, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of BroadSoft and the ability of Cisco to successfully integrate BroadSoft’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent report on Form 10-K filed with the SEC on September 7, 2017. Cisco undertakes no obligation to revise or update any forward-looking statements for any reason. Forward-Looking Statements

Build extended customer experiences Empower workforce innovations Scale team productivity Collaboration is Critical to Business Digitization

Cisco Announces Intent to Acquire BroadSoft A Leading Provider of Cloud Calling and Contact Center Solutions Cisco is committed to delivering the next generation of collaboration experiences. These experiences include meetings, as well as messaging, voice, and contact center. Cisco’s Commitment As our customers continue to transition to the cloud, they are demanding deployment flexibility across all of these experiences. This requires collaboration solutions across all workloads on-premises and in the cloud.  Deployment Flexibility The acquisition of BroadSoft accelerates the growth of Cisco’s cloud collaboration portfolio by adding the industry’s best cloud voice and contact center solutions to Cisco’s leading meetings, hardware and services portfolio.  BroadSoft Together, BroadSoft and Cisco will be well-positioned to deliver a full suite of collaboration capabilities to power the future of work. Together

About BroadSoft

The Company	• Headquarters: Gaithersburg, MD • Year Founded: 1998 • Key Customers: 25 of the top 30 global telecoms carriers, including AT&T, Verizon, Charter, Sprint, Vodafone, Comcast, Telstra, Telefonica, and Tier 2 and 3 telecom carriers
Technology	**Business Applications** A fully integrated portfolio of enterprise-ready cloud PBX, UC, team collaboration and contact center services supported by BroadSoft's world-class services and partner programs. • UC-One – a suite of cloud collaboration solutions that provide integrated phone services, IM&P, conferencing, screen and file sharing, and more. • Team-One – an all-in-one collaboration app that integrates team-centric messaging with UC features. • CC-One – an omni-channel, cloud contact center solution. • Hub – a cloud aggregation service that combines communications with business cloud apps. **Business Platforms** BroadSoft's products enable its customers, predominately large telecommunication carriers, to offer their own customized UCaaS solutions powered by BroadSoft. • BroadWorks – flagship application SW that lets SPs deploy an extensive portfolio of business communications and collaboration services from a common network platform, over any type of network architecture. • BroadCloud – flexible SaaS or PaaS delivery platforms.
Leadership	Michael Tessler – Co-Founder, President and CEO Scott Hoffpauir- Co-Founder and CTO Taher Behbehani – Chief Digital Marketing Officer (CDMO)
# of Employees	~1,700

Cisco & BroadSoft = Better Together Expanding Market Opportunity Together, Cisco and BroadSoft will be well positioned to capture the expanding market opportunity in collaboration and further accelerate the pace of innovation in an industry that is driving workforce agility and business digitization across the globe. Enhanced Offerings The BroadSoft acquisition will bring additional expertise, technology, and channel reach to Cisco and immediately enhance our suite of offers providing customers greater choice and flexibility. Growth in Cloud BroadSoft complements Cisco’s cloud collaboration portfolio with expected immediate traction of 19M+ subscribers in the growing cloud voice and contact center markets. . Greater Customer Choice This acquisition is about giving customers a full breadth of solutions with the ability to choose the deployment model that is right for them.

Following the acquisition, customers will benefit from Cisco’s comprehensive collaboration portfolio! Summary Following the acquisition, we will deliver integrated experiences across meetings, calling, and contact center, with deployment options for on-premises or cloud, enabling more choice and more robust solutions. Our combined offers will address demand for every segment – Cisco’s existing solutions in on-premises and in the cloud for enterprise customers, and BroadSoft’s suite for the small and medium-sized business segment. The combination of the two organizations is expected to further accelerate the pace of innovation in an industry that is driving workforce agility and business digitization across the globe.

Q & A

In connection with the proposed acquisition and required stockholder approval, BroadSoft will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of BroadSoft.  BroadSoft’s stockholders are urged to read the proxy statement (including all amendments and supplements) and other relevant materials when they become available because they will contain important information.  Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at http://www.sec.gov.  In addition, investors may obtain free copies of the documents filed with the SEC by BroadSoft by going to BroadSoft’s Investor Relations page on its corporate website at http://investors.broadsoft.com or by contacting BroadSoft Investor Relations at (561) 404-2130. BroadSoft and its officers and directors and other members of management and employees may be deemed to be participants in the solicitation of proxies from BroadSoft’s stockholders with respect to the acquisition.  Information about BroadSoft’s executive officers and directors is set forth in the proxy statement for the BroadSoft’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 17, 2017, and BroadSoft’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of BroadSoft and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC. In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from BroadSoft’s stockholders in favor of the approval of the transaction.  Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2016 Annual Meeting of Shareholders, which was filed with the SEC on October 24, 2016, annual report on Form 10-K filed with the SEC on September 7, 2017, Form 8-K filed with the SEC on September 18, 2017, and Form 8-K filed with the SEC on March 13, 2017. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at http://investor.cisco.com. Additional Information and Where to Find It